Exhibit 10.22

FOURTH AMENDMENT TO AMENDED AND

RESTATED LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered on May 31, 2007, by and among INSIGHT HEALTH SERVICES CORP. (individually and, in its capacity as the representative of the other Existing Borrowers pursuant to Section 4.4 of the Loan Agreement (as such terms are defined below), “InSight Health”), a Delaware corporation, and those subsidiaries of InSight Health listed on the signature pages hereof (InSight Health and each of its subsidiaries listed on the signature pages hereto being referred to collectively as “Existing Borrowers,” and individually as an “Existing Borrower”); the various financial institutions listed on the signature pages hereof (together with their respective successors and permitted assigns, the “Lenders”); and BANK OF AMERICA, N.A., a national bank (“BofA”), in its capacity as collateral and administrative agent for certain financial institutions as “Lenders” (together with its successors in such capacity, “Administrative Agent”).

Recitals:

Administrative Agent, Lenders and Existing Borrowers are parties to a certain Amended and Restated Loan and Security Agreement dated September 22, 2005, as amended by a letter agreement dated March 15, 2007, a second letter agreement dated May 1, 2007, and a Third Amendment to Amended and Restated Loan and Security Agreement dated May 29, 2007 (and as at any time further amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which Lenders have made certain loans and other extensions of credit to or for the benefit of Existing Borrowers.

On May 29, 2007 (the “Petition Date”), InSight Health and InSight Health Services Holdings Corp. (“Parent” as defined in the Loan Agreement and, collectively with InSight Health, the “Chapter 11 Debtors”) filed petitions for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), commencing cases styled In re InSight Health Services Corp., Case No. 07-10701-BLS, and In re InSight Health Services Holdings Corp., Case No. 07-10700-BLS (each, a “Chapter 11 Case,” and collectively, the “Chapter 11 Cases”).

In connection with the commencement of the Chapter 11 Cases, the Obligors (as defined in the Loan Agreement) have requested that the Administrative Agent and Lenders amend certain provisions of the Loan Agreement as provided herein and continue to make the credit facilities established under the Loan Agreement available to the Existing Borrowers other than InSight Health.  Administrative Agent and BofA as the sole Lender are willing to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.             Definitions.  All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.             Amendments to Loan Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the Loan Agreement is hereby amended, effective as of the Petition Date, as follows:

(a)           By deleting the parenthetical in the preamble of the Loan Agreement that reads “(InSight Health and each of its subsidiaries listed on the signature pages hereto being referred to collectively as ‘Borrowers,’ and individually as a ‘Borrower’)” and by substituting in lieu thereof the following:

(the subsidiaries of InSight Health listed on the signature pages hereto being referred to collectively as “Borrowers,” and individually as a “Borrower”).

(b)           By deleting the words “Borrowers and their Subsidiaries” in the definition of “Adjusted EBITDA” and substituting in lieu thereof the words “InSight Health, Borrowers and their respective Subsidiaries.”

(c)           By deleting the definition of “Adjusted Net Earnings” and substituting in lieu thereof the following:

Adjusted Net Earnings - with respect to any fiscal period, the net earnings (or loss) for such fiscal period of InSight Health, Borrowers and their respective Subsidiaries, all as reflected on the financial statement supplied to Administrative Agent and Lenders pursuant to Section 10.1.3, but excluding: (i) any gain or loss arising from the sale of capital assets; (ii) any gain arising from any write-up of assets; (iii) net earnings of any entity (other than a Subsidiary of InSight Health or a Borrower) in which InSight Health or any Borrower has an ownership interest unless such net earnings have actually been received by InSight Health or a Borrower in the form of cash Distributions; (iv) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of Distributions to InSight Health or a Borrower; (v) the earnings of any Person to which any assets of InSight Health or a Borrower shall have been sold, transferred or disposed of, or into which InSight Health or a Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction; and (vi) any gain or loss arising from extraordinary items, all as determined in accordance with GAAP on a Consolidated basis.

(d)           By adding the words “InSight Health or” before the words “a Borrower” in the definition of “Capital Expenditures.”

(e)           By substituting the following for the definition of “Cash Taxes Paid”:

Cash Taxes Paid - for any period, the provision by InSight Health, Borrowers and their respective Subsidiaries for income taxes as shown on the profit and loss statement of InSight Health, Borrowers and their Subsidiaries for such period minus any increase (or plus any decrease) in the provision for deferred taxes of InSight Health, Borrowers and their respective Subsidiaries, determined on a Consolidated basis in accordance with GAAP.

(f)            By deleting “$15,000,000” from the definition of “Financial Covenant Trigger Amount” and substituting in lieu thereof “$10,000,000.”

(g)           By deleting the definition of “Fixed Charge Coverage Ratio” and substituting in lieu thereof the following:

Fixed Charge Coverage Ratio - for any period, the ratio of (a) Adjusted EBITDA for such period minus Capital Expenditures (excluding Capital Expenditures financed with Funded Debt other than Revolver Loans) for such period minus Distributions for such period (other than Distributions to a Borrower), net of any contributions of equity capital paid in Cash to a Borrower from (1) repayments of loans made by a Borrower to an officer, director or employee of Borrower or any other Obligor pursuant to clause (xii)(a) of the definition of Restricted Investment from whom Parent’s Equity Interests are repurchased and (2) proceeds from resales of Parent’s Equity Interests so repurchased, minus Cash Taxes Paid for such period minus the amount of investments permitted pursuant to clause (xvi) of the definition of Restricted Investment during such period, to (b) the sum of all Fixed Charges for such period, all calculated for InSight Health and its Subsidiaries on a Consolidated basis.

(h)           By deleting the words “Interest Expense” in the definition of “Fixed Charges” and substituting in lieu thereof the words “Cash Interest Expense.”

(i)            By deleting the words “Borrowers and their Subsidiaries” in each place they appear in the definition of “Funded Debt” and substituting in lieu thereof the words “InSight Health, Borrowers and their respective Subsidiaries.”

(j)            By deleting the definition of “Guarantors” and substituting in lieu thereof the following:

Guarantors - InSight Health, Parent, and each Person who hereafter guarantees payment or performance of the whole or any part of the Obligations.

(k)           By adding the words “InSight Health or” before the word “Borrowers” in the definition of “Impermissible Qualification.”

(l)            By deleting “$10,000,000” from clause (ii) of the definition of “LC Conditions” and substituting in lieu thereof “$15,000,000.”

(m)          By deleting “$15,000,000” from the definition of “Restrictive Trigger Event” and substituting in lieu thereof “$10,000,000.”

(n)           By deleting the definition of “Security Agreement” and substituting in lieu thereof the following:

Security Agreement - the Security Agreement executed and delivered by each Chapter 11 Debtor to secure all of its liabilities and obligations under its Guaranty.

(o)           By adding the words “InSight Health, by” after the phrase “owned directly or indirectly by” in the definition of “Subsidiary.”

(p)           By deleting clause (f) of the definition of “Upstream Payment” and substituting in lieu thereof the following:

(f) Distributions to the Chapter 11 Debtors only to the extent necessary to enable payment of (i) management fees permitted under Section 10.2.4, (ii) Adequate Protection Claims in the Chapter 11 Cases, (iii) fees and expenses of professionals incurred in connection with the Chapter 11 Cases, (iv) Debt service payments (including payments of interest on the Senior Notes), and (v) quarterly fees required to be paid to the Office of the United States Trustee pursuant to 28 U.S.C. § 1930 (a)(6); and

(q)           By inserting the following new definition into Section 1.1 in the appropriate alphabetical order:

Cash Interest Expense - for any period, Interest Expense that has accrued during such period, excluding any amount that is not payable in cash.

(r)            By deleting Section 4.4 and substituting in lieu thereof the following:

4.4.         Borrower Agent.        Each Borrower hereby irrevocably appoints InSight Health Corp., and InSight Health Corp. agrees to act under this Agreement, as the agent and representative of itself and each other Borrower for all purposes under this Agreement (in such capacity, “Borrower Agent”), including requesting Borrowings, selecting whether any Loan or portion thereof is to bear interest as a Base Rate Loan or a LIBOR Loan, and receiving account statements and other notices and communications to Borrowers (or any of them) from Administrative Agent.  Administrative Agent may rely, and shall be fully protected in relying, on any Notice of Borrowing, Notice of Conversion/Continuation, disbursement instructions, reports, information, Borrowing Base Certificate or any other notice or communication made or given by Borrower Agent, whether in its own name, on behalf of any Borrower or on behalf of “the Borrowers,” and Administrative Agent shall have no obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on such Borrower of any such Notice of Borrowing, Notice of Conversion Continuation, instruction, report, information, Borrowing Base Certificate or other notice or communication, nor shall the joint and several character of Borrowers’ liability for the Obligations be affected, provided that the provisions of this Section 4.4 shall not be construed so as to preclude any Borrower from directly requesting Borrowings or taking other actions permitted to be taken by “a Borrower” hereunder.  Administrative Agent may maintain a single Loan Account in the name of “InSight Health Corp.” hereunder, and each Borrower expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the joint and several character of such Borrower’s liability for the Obligations.

(s)           By deleting the words “Borrowers and their respective Subsidiaries” in Section 10.1.3(i) and substituting in lieu thereof “InSight Health, Borrowers and their respective Subsidiaries.”

(t)            By deleting the words “Borrowers and its Subsidiaries” and “Borrowers and their Subsidiaries” in Section 10.1.3(ii) and substituting in lieu thereof, in each case, “InSight Health, Borrowers and their respective Subsidiaries.”

(u)           By adding the words “InSight Health or” before the words “any Borrower” in two instances, and before the words “a Borrower” and “such Borrower,” in Section 10.1.3(iii).

(v)           By deleting Section 10.3.1(i) and substituting in lieu thereof the following:

(i)            Fixed Charge Coverage Ratio.  Maintain a Fixed Charge Coverage Ratio of at least 1.0 to 1.0, measured on the last day of each month for the twelve months then ended.

(w)          By substituting the attached Exhibit C for the Exhibit C that was attached to the Loan Agreement on the Closing Date.

3.             Conditions Precedent.  Section 2 of this Amendment shall not become effective until this Amendment is fully executed by each of the Obligors and each of the other Borrowing Reinstatement Conditions is timely satisfied.

4.             Ratification and Reaffirmation.  Existing Borrowers hereby ratify and reaffirm the Obligations, each of the Loan Documents and all of Existing Borrowers’ covenants, duties, indebtedness and liabilities under the Loan Documents.

5.             Revolver Note.  The Revolver Note shall continue to evidence the Revolver Loans notwithstanding the fact that InSight Health is no longer a maker of the Revolver Note, and each of the Existing Borrowers (excluding InSight Health) hereby ratifies and reaffirms the Revolver Note and its liabilities and obligations thereunder. If requested by Administrative Agent, the Existing Borrowers (excluding InSight Health) agree to execute and deliver to Administrative Agent a substitute Revolver Note containing the same terms and conditions as the existing Revolver Note (but excluding InSight Health as a maker), but the failure of Administrative Agent to request or to obtain any such substitute Revolver Note shall not affect the validity or enforceability of the existing Revolver Note.

6.             Acknowledgments and Stipulations.  Existing Borrowers acknowledge and stipulate that the Loan Documents executed by Existing Borrowers are legal, valid and binding obligations of Existing Borrowers that are enforceable against Existing Borrowers in accordance with the terms thereof  (except as the enforceability thereof maybe limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights); all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Existing Borrowers); and the security interests and Liens granted by each Existing Borrower in favor of Administrative Agent and Lender are duly perfected, first priority security interests and Liens (subject only to those Permitted Liens that are expressly permitted by the terms of the Loan Agreement to have priority over the Liens of Administrative Agent).

7.             Representations and Warranties.  Existing Borrowers represent and warrant to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this Amendment, that, after giving effect to the amendments set forth herein, no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Existing Borrowers and this Amendment has been duly executed and delivered by Existing Borrowers; and all of the representations and warranties made by Borrowers in the Loan Agreement were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except to the extent that any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date.

8.             Reference to Loan Agreement.  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

9.             Expenses of Administrative Agent.  Existing Borrowers agree to pay, on demand, all  reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and reasonable fees of Administrative Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

10.          Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

11.          Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12.          No Novation, etc.  Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect.  This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

13.          Counterparts; Signatures.  This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each  of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or portable document format by electronic mail transmission shall be deemed to be an original signature hereto.

14.          Further Assurances.  Existing Borrowers agree to take such further actions as Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

15.          Section Titles.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

16.          Release of Claims.  To induce Administrative Agent and Lenders to enter into this Amendment, each Existing Borrower hereby releases, acquits and forever discharges Administrative Agent and Lenders, and all officers, directors, agents, employees, successors and assigns of Administrative Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Existing Borrower now has or ever had against Administrative Agent or any Lender arising under or in connection with any of the Loan Documents.  Existing Borrowers represent and warrant to Administrative Agent and Lenders that Existing Borrowers have not transferred or assigned to any Person any claim that any Existing Borrower ever had or claimed to have against Lender.

17.          Waiver of Jury Trial.  To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers, as of the date first written above.

EXISTING BORROWERS:

INSIGHT HEALTH SERVICES CORP.

By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

WILKES-BARRE IMAGING, L.L.C.

By:	InSight Health Corp., as the sole member and sole manager

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

MRI ASSOCIATES, L.P.

By:	InSight Health Corp., as the general partner

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

[Signatures continued on following page]

VALENCIA MRI, LLC
ORANGE COUNTY REGIONAL PET
CENTER-IRVINE, LLC
SAN FERNANDO VALLEY REGIONAL PET
CENTER, LLC

By:	InSight Health Corp., as the sole member

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

PARKWAY IMAGING CENTER, LLC

By:	/s/ Mitch C. Hill
Name:		Mitch C. Hill
Title:		Manager

[Signatures continued on following page]

INSIGHT HEALTH CORP.
OPEN MRI, INC.
MAXUM HEALTH CORP.
RADIOSURGERY CENTERS, INC.
DIAGNOSTIC SOLUTIONS CORP.
MAXUM HEALTH SERVICES OF NORTH
TEXAS, INC.
MAXUM HEALTH SERVICES OF DALLAS,
INC.
NDDC, INC.
SIGNAL MEDICAL SERVICES, INC.
INSIGHT IMAGING SERVICES CORP.
COMPREHENSIVE MEDICAL IMAGING,
INC.
COMPREHENSIVE MEDICAL IMAGING
CENTERS, INC.
COMPREHENSIVE MEDICAL IMAGING-
BILTMORE, INC.
COMPREHENSIVE OPEN MRI-EAST MESA,
INC.
TME ARIZONA, INC.
COMPREHENSIVE MEDICAL IMAGING-
FREMONT, INC.
COMPREHENSIVE MEDICAL IMAGING-
SANFRANCISCO, INC.
COMPREHENSIVE OPEN MRI- GARLAND,
INC.
IMI OF ARLINGTON, INC.
COMPREHENSIVE MEDICAL IMAGING-
FAIRFAX, INC.
IMI OF KANSAS CITY, INC.
COMPREHENSIVE MEDICAL IMAGING-
BAKERSFIELD, INC.
MAXUM HEALTH SERVICES CORP.

By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

COMPREHENSIVE OPEN MRI-
CARMICHAEL/FOLSOM, LLC
SYNCOR DIAGNOSTICS SACRAMENTO, LLC
SYNCOR DIAGNOSTICS BAKERSFIELD, LLC

By:	Comprehensive Medical Imaging, Inc. and Comprehensive Medical Imaging Centers, Inc., as the partners

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

PHOENIX REGIONAL PET CENTER-
THUNDERBIRD, LLC

By:	Comprehensive Medical Imaging Centers, Inc., as the sole member

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

[Signatures continued on following page]

MOUNTAIN VIEW MRI
MESA MRI
LOS GATOS IMAGING CENTER
WOODBRIDGE MRI
JEFFERSON MRI-BALA
JEFFERSON MRI

By:	Comprehensive Medical Imaging, Inc. and Comprehensive Medical Imaging Centers, Inc., as the members

	By:	/s/ Mitch C. Hil
Mitch C. Hill, Executive Vice President and Chief Financial Officer

[Signatures continued on following page]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative
Agent

By:	/s/ Seth Benefield
Name:	Seth Benefield
Title:	Vice President

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Seth Benefield
Name:	Seth Benefield
Title:	Vice President

EXHIBIT C

Form of Notice of Borrowing

Date                           , 2007

Bank of America, N.A.
300 Galleria Parkway
Suite 800
Atlanta, Georgia  30339

Attention: Loan Administration Officer

Re:          Amended and Restated Loan and Security Agreement dated September 22, 2005, by and among INSIGHT HEALTH CORP., a Delaware corporation (hereinafter referred to as “Borrower Agent”), and those subsidiaries of InSight Health Services Corp. listed on the signature pages thereto (Borrower Agent and each of such subsidiaries listed on the signature pages thereto being referred to collectively herein as “Borrowers,” and individually as a “Borrower”), and BANK OF AMERICA, N.A., as administrative agent and sole lender (as at any time amended, the “Loan Agreement”)

Gentlemen:

This Notice of Borrowing is delivered to you pursuant to Section 4.1 of the Loan Agreement.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement.  Borrowers hereby request a Revolver Loan in the aggregate principal amount of $                                , to be made on                        ,             , and to consist of:

Check as applicable:            :    Base Rate Loans in the aggregate principal amount of $

:    LIBOR Loans in the aggregate principal amount of $                    , with Interest Periods as follows:

(i)            As to $                      , an Interest Period of              month(s);

(ii)           As to $                      , an Interest Period of              months;

(iii)          As to $                      , an Interest Period of              months.

Borrowers represent and warrant to Administrative Agent and Lender that all proceeds of the Revolver Loans requested hereby will be used by Borrowers solely to pay operating expenses of Borrowers or to make a Distribution to permit payment of accrued interest on the Senior Notes.

Each Borrower hereby ratifies and reaffirms all of its liabilities and obligations under the Loan Documents and hereby certifies that no Default or Event of Default exists on the date hereof.

Borrowers have caused this Notice of Borrowing to be executed and delivered by their duly authorized representative, this                 day of                        , 2007.

INSIGHT HEALTH CORP.

By:

Title: